PROSPECTUS
                                   May 1, 2007






                             PC&J PRESERVATION FUND

                                 A No-Load Fund

                               300 Old Post Office
                              120 West Third Street
                               Dayton, Ohio 45402
                                www.pcjinvest.com


               Investment Adviser: Parker Carlson & Johnson, Inc.


                              INVESTMENT OBJECTIVE

The investment objective of PC&J Preservation Fund is the generation of income and the preservation of capital through investment in fixed-income obligations.


                               IMPORTANT FEATURES

                     Investment for Preservation of Capital
                   No Sales Commissions or Withdrawal Charges
                             Professional Management
                                 Diversification








THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     TABLE  OF  CONTENTS






                                                                            Page
                                                                            ----



RISK/RETURN SUMMARY OF THE FUND                                      3
------------------------------------------------------------------
FEE TABLE                                                            6
FINANCIAL HIGHLIGHTS                                                 7
ADDITIONAL INFORMATION ON INVESTMENT OBJECTIVE, POLICIES AND RISKS   8
INVESTMENT ADVISER                                                   8
DESCRIPTION OF SHARES AND TAXES                                      9
HOW TO INVEST IN THE FUND                                           10
HOW TO REDEEM YOUR INVESTMENT                                       11
------------------------------------------------------------------
DETERMINATION OF SHARE PRICE                                        12
------------------------------------------------------------------  --
PRIVACY POLICY                                                      13
FOR MORE INFORMATION                                                14
------------------------------------------------------------------  --

RISK/RETURN  SUMMARY  OF  THE  FUND

1. WHAT IS THE INVESTMENT OBJECTIVE OF THE FUND? The Fund seeks the generation of income and the preservation of capital through investment in fixed-income obligations. The Fund's investment objective is a non-fundamental policy and may be changed upon 60 days' written notice to shareholders.

2. WHAT IS THE MAIN INVESTMENT STRATEGY OF THE FUND? Under normal circumstances, at least 65% of the total assets of the Fund will be invested in investment grade fixed income securities, including U.S. government obligations, securities of foreign governments, domestic or foreign corporate debt securities and taxable obligations issued by municipalities. In addition, the Fund may also invest in asset-backed securities, which are composed of a pool of interest-bearing assets such as mortgages or accounts receivable. The investor in an asset-backed security owns the right to receive the stream of principal and interest payments of the underlying assets. The portfolio manager defines investment grade bonds as bonds rated Baa or higher by Moody's or BBB or higher by Standard & Poor's. The Fund may invest in fixed income securities that are unrated if the manager determines that they are of comparable quality to securities rated investment grade.

The Fund may also invest in pooled vehicles such as open-end and closed-end mutual funds to access specific fixed income investment segments. To the extent the Fund invests in other mutual funds, the investor will pay some duplicative fees.

A bond or pooled vehicle is selected based upon an evaluation of the investment's return potential and risk profile over the expected holding period. The manager seeks to maximize the Fund's expected return for a given level of risk. The manager expects to keep the dollar-weighted average maturity of the portfolio's securities to less than ten years, although some individual securities may have maturities greater than ten years.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND? Although the Fund intends to diversify its investments, the value of the Fund's portfolio will change in response to fluctuations in interest rates and in the economic circumstances of the issuing entities. Therefore, it is possible to lose money by investing in the Fund.

There are different types of risk. Credit risk, bond price risk, reinvestment risk, and liquidity risk are inherent in some or all of the investments considered by the manager for the Fund. By investing in a diversified mix of investments, where some of the risks offset one another, the manager seeks to minimize the overall risk of the Fund.

Credit Risk.  Even securities that carry an investment grade rating will contain
-----------
some amount of credit risk, meaning the payment of income and principal is subject to the issuer's ability to meet its obligations. Bonds rated Baa and lower by Moody's and BBB and lower by Standard & Poor's have an increased level of credit risk, and may have a weakened capacity to pay principal and interest in adverse economic conditions.

Government  Risk.Not all U.S. government securities are backed by the full faith
----------------
and credit of the U.S. government. It is possible that the U.S.government would not provide financial support to its agencies or instrumentalities if it is not required to do so by law. If a U.S. government agency or instrumentality in which the Fund invests defaults and the U.S.government does not stand behind the obligation, the Fund's share price and/or yield could fall. TheU. S.government guarantees payment of principal and timely payment of interest on certain U.S. government securities. This does not imply that the Fund's shares are guaranteed or that the price of the Fund's shares will not fluctuate. If the U.S. government or one of its agencies guarantees the principal and interest on any securities, it does not guarantee the market price of such securities.

Interest Rate and Bond Price Risk.  An increase in interest rates will generally
---------------------------------
reduce the value of the Fund's investments. Securities with longer maturities and fixed coupons have more bond price risk than those with shorter-term maturities or securities with a coupon rate that moves in tandem with interest rates. Bond prices move in the opposite direction from interest rate changes, and the price change is greater for bonds with longer maturities.

Reinvestment Risk.  If market interest rates fall significantly below the coupon
-----------------
rate of an obligation, it is likely the obligation would be called, leaving the bond holder with cash to invest. A called bond subjects the investor to reinvestment risk, the risk that the proceeds would be reinvested in another security with a lower interest rate.

Prepayment Risk.  The prepayment of principal by the debtor is typically allowed
---------------
for asset-backed securities, so the investor may receive some or all of the principal back prior to the stated maturity date. The degree to which principal is repaid prior to maturity depends on the current level of interest rates relative to the fixed rate on the asset. When interest rates are low relative to the rate tied to the mortgages, mortgage debtors tend to refinance their loans, paying off their previous obligations. This would result in increased prepayments and higher reinvestment risk.

Liquidity  Risk.  Some  securities  may  contain  liquidity  risk,  the  risk of
---------------
requiring more than a five-business day period in which the investment can be liquidated at current market prices for cash. However, the manager expects to keep investments with liquidity risk to no more than 15% of the portfolio.

Foreign  Risk.  Changes  in  foreign  economies  and  political  climates  can
-------------
negatively affect the value of the debt obligations issued by foreign entities. Other factors that can reduce the value of foreign investments include changes in currency rates of exchange, even when the security is denominated in U.S. dollars, reduced availability of information, different accounting standards, reduced liquidity, price volatility, and possible difficulties in enforcing contracts.

4. WHO IS THE FUND DESIGNED FOR? The PC&J Preservation Fund is designed for long-term investors who seek income and preservation of capital through investment in fixed-income obligations.


The following information illustrates how the Fund's performance has varied over time and provides an indication of the risks of investing in the Fund. The bar chart depicts the change in performance from year-to-year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. Of course, past performance (before and after taxes) cannot predict or guarantee future results.

THE  PC&J  PRESERVATION  FUND

A  BAR  CHART  showing Annual Total Returns for the Fund from 1997 through 2006:




1997   7.38%
1998   8.35%
1999  -1.32%
2000   9.35%
2001   6.25%
2002   5.98%
2003   2.63%
2004   2.72%
2005   2.44%
2006   3.86%

A bar of proportionate size represents each percentage with the actual total return printed above the bar.

Best  Quarter:     4.96%  for  the  quarter  ended  9/30/98
Worst  Quarter:   -1.75%  for  the  quarter  ended  6/30/04


     Average Annual Total Return
For the periods ended 12/31/06






                                               1 YEAR   5 YEARS   10 YEARS
                                               -------  --------  ---------
Return Before Taxes                              3.86%     3.52%     4.72%

Return After Taxes on                            2.08%     1.88%     2.77%
Distributions1

Return After Taxes on                            2.50%     2.03%     2.84%
Distributions and Sale of Fund Shares1

Lehman Intermediate Govt/Credit2 *               4.08%     4.53%     5.81%




*Reflects no deduction for fees, expenses, or taxes

1 Returns after taxes are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

2 The Lehman Intermediate Government/Credit Index is a widely recognized, unmanaged, broad-based index containing only investment grade fixed income securities traded in the United States.

FEE  TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder  Fees  (fees  paid  directly  from  your  investment)1
------------------------------------------------------------------

Maximum  Sales  Load  Imposed  on  Purchases
(as  a  percentage  of  offering  price)        0%

Maximum  Sales  Load  Imposed  on  Reinvested
Dividends  (as  a  percentage  of  offering
price)     0%

Deferred  Sales  Load  (as  a  percentage
of  original  purchase  price  or  redemption
proceeds,  as  applicable)     0%

Redemption  Fees  (as  a  percentage  of
amount  redeemed,  if  applicable)     0%

Exchange  Fee     0%


Annual  Fund  Operating  Expenses  (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------
(as  a  percentage  of  average  net  assets)

     Management  Fees                            0.50%

     Distribution  (12b-1)  Fees                    0%

     Other  Expenses                             0.60%

     Acquired  Fund  Fees  and  Expenses         0.02%
                                                 -----

     Total  Annual  Fund  Operating  Expenses    1.12%


1 Any fees imposed on purchases or redemptions by the Fund's custodian for wire transfers or other electronic payments will be charged directly to the shareholder's account.
2 The Total Annual Fund Operating Expenses do not correlate to the Ratio of Expenses to Average Net Assets in the Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.


The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Actual expenses may be greater or less than those shown.





Example                    1 Year   3 Years   5 Years   10 Years
-------------------------  -------  --------  --------  ---------
You would pay the
following expenses on
a $10,000 investment,
assuming (1) 5% annual
return and (2) redemption
at the end of each time
period:                    $   114  $    356  $    617  $   1,365

FINANCIAL  HIGHLIGHTS

The information contained in the table below is for the years ended December 31, 2006, 2005, 2004, 2003, and 2002. Such information has been derived from data contained in financial statements audited by Deloitte & Touche LLP, independent registered public accounting firm, and should be read in conjunction with the financial statements incorporated by reference in the Fund's Statement of Additional Information. The Fund's Annual Report contains additional performance information and will be made available upon request and without charge. Total Return represents the rate an investor would have earned (or lost) on an investment in the Fund, assuming the reinvestment of all dividends and distributions.



Selected Data for Each Share of Capital    For The Years Ended December 31,
Stock Outstanding Throughout the Period   2006     2005      2004      2003      2002
                                         ------   ------    ------    ------   ------
NET ASSET VALUE-BEGINNING OF PERIOD      $ 10.52  $ 10.74   $ 10.88   $ 11.06   $ 10.96

Income from investment operations:
   Net investment income                    0.53     0.49      0.44      0.47      0.54
   Net realized and unrealized
     gain (loss) on securities             (0.12)   (0.23)    (0.14)    (0.18)     0.11
TOTAL FROM INVESTMENT OPERATIONS            0.41     0.26      0.30      0.29      0.65

Less distributions:
   From net investment income              (0.54)   (0.48)    (0.44)    (0.47)    (0.55)
TOTAL DISTRIBUTIONS                        (0.54)   (0.48)    (0.44)    (0.47)    (0.55)

NET ASSET VALUE-END OF PERIOD            $ 10.39  $ 10.52   $ 10.74   $ 10.88   $ 11.06

TOTAL RETURN                               3.86%     2.44%     2.72%     2.63%     5.98%

RATIOS TO AVERAGE NET ASSETS
   Expenses                                1.10%     1.10%     1.02%     1.00%     1.00%
   Net investment income                   4.49%     4.04%     3.83%     4.19%     4.64%

Portfolio turnover rate                    5.99%    16.10%    37.75%    30.80%    53.92%

Net assets at end of period (000's)      $12,923   $15,444   $17,328   $18,081   $18,647


ADDITIONAL  INFORMATION  ON  INVESTMENT  OBJECTIVE, POLICIES AND RISKS

The investment objective of the Fund is the generation of income and the preservation of capital through investment in fixed-income obligations. This investment objective may be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund. There can be no assurance that the Fund's investment objective will be obtained.

The Fund generally has a portfolio with an average maturity of securities in the portfolio of less than ten years. The Fund follows specific guidelines in buying portfolio securities. Bankers' acceptances and certificates of deposit will only be purchased from major U.S. banks which at the date of investment have capital, surplus and undivided profits (as of the date of their most recently published annual financial statements) of $100,000,000 or more. Corporate obligations generally must be investment grade (rated BBB or higher by Standard & Poor's, or Baa or higher by Moody's, or if unrated, determined by the Adviser to be of comparable quality). Taxable municipal obligations are debt instruments issued by municipal entities where the interest is subject to income tax. To the extent the Fund invests in taxable municipal obligations, the same credit standards as used in selecting corporate obligations will be applied. If a security is downgraded below BBB by Standard & Poor's or below Baa by Moody's, the Adviser is not obligated to sell the security, but will determine whether to retain the security based on its analysis of what is in the best interests of shareholders.

The Fund may invest all or a portion of its assets for temporary defensive purposes, in money market instruments (including money market funds), U.S. Treasury bills or other short-term interest bearing securities and in bank interest bearing checking accounts, including interest bearing checking accounts of the custodian. If the Fund invests in a money market fund, the shareholders of the Fund generally will be subject to duplicative management fees. The Fund may also invest in such short term instruments at any time to maintain liquidity or pending selection ofinvestments in accordance withits policies. To the extent that the Fund takes such temporary defensive measures, there can be no assurance that the Fund's investment objective will be obtained.


INVESTMENT  ADVISER

The Fund has entered into an Investment Advisory Agreement ("Investment Advisory Agreement") with Parker Carlson & Johnson, Inc., 300 Old Post Office, 120 West Third Street, Dayton, Ohio (the "Adviser") in which the Adviser has agreed to provide the Fund with continuous investment advice, including management of the Fund's portfolio securities. The Adviser was organized in 1982 and has been the only investment adviser of the Fund.

The Adviser is also the investment adviser to the PC&J Performance Fund and to various individual, business and pension fund clients and is registered under the Investment Advisers Act of 1940. All officers of the Adviser are certified by the Institute of Chartered Financial Analysts and/or Certified Financial
Planner Board of Standards, and James M. Johnson and Kathleen Carlson are Chartered Financial Analysts.

As compensation for the investment advice, the Fund paid the Adviser a fee, for the year ended December 31, 2006, equal to 0.50% of the average daily net assets of the Fund.

A discussion of the factors considered by the Board of Trustees in renewing the Investment Advisory Agreement between the Fund and the Adviser is available in the Fund's semi-annual report to shareholders.

Performance information for the Fund is contained in the Fund's annual report, which will be made available upon request and without charge.

PORTFOLIO  MANAGER

Kathleen Carlson is primarily responsible for the day-to-day management of the Fund's portfolio and has been since the Fund's inception (April 30, 1985). Ms. Carlson has been Treasurer of the Adviser since September 1982, President of the Adviser since 1998, Treasurer and a Trustee of the Trust since its inception and Chief Compliance Officer of the Trust and Adviser since 2004. The Fund's Statement of Additional Information provides information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of Fund shares.


DESCRIPTION  OF  SHARES  AND  TAXES

Ownership records of shares are maintained by the Fund's transfer agent, PC&J Service Corp. (an affiliated company of the Adviser), which confirms purchase and sale of shares and dividend and capital gain distributions. Certificates representing shares will not be issued.

The Fund will distribute to its shareholders a dividend at least annually, and more frequently if the Adviser determines that additional distributions are in the best interest of the shareholders. The dividend will consist of the Fund's net investment income and/or net realized capital gains. The dividend will be paid in cash and automatically reinvested in the Fund. For federal income tax purposes, the portion of the dividend that consists of net investment income and net short-term capital gains is taxable to shareholders as ordinary income. The portion of the dividend that consists of net long-term capital gains is taxable to shareholders at long-term capital gain rates.

Distributions you receive from the Fund's net long-term capital gains in excess of its net short-term capital losses (also called "net capital gains") are generally taxable to you at the long-term capital gains rate. This is generally true no matter how long you have owned your shares and whether you reinvest your distributions or take them in cash. You may also have to pay taxes when you exchange or sell shares if the value of your shares has increased above their cost basis since you bought them. Any loss recognized on the sale of a share held for less than six months is treated as long-term capital loss to the extent of any net capital gain distributions made with respect to such share.

The Fund will mail a Form 1099 annually to shareholders which will include the total dividend paid, the amount of the dividend subject to federal income taxes as ordinary income and the amount of the dividend subject to long-term capital gain tax rates. The Fund anticipates that its distributions will generally consist of ordinary income. Dividend distributions may be subject to state and local taxes. Shareholders are urged to consult their own tax advisors regarding specific questions about federal, state or local taxes they may be required to pay on their dividends.

Shareholders  should direct all inquiries to PC&J Mutual Funds in writing at 120
W.  Third  St.,  Suite  300,  Dayton, Ohio 45402 or by telephoning 888-223-0600.




HOW  TO  INVEST  IN  THE  FUND

You may purchase shares of the Fund on any business day the New York Stock Exchange is open. The minimum initial investment is $1,000 ($2,000 for tax deferred retirement plans). There is no required minimum subsequent investment. The purchase price for shares will be the net asset value per share next determined after the order is received. (See "Determination of Share Price.") There is no sales charge or commission on your purchase of shares.

The Fund reserves the right to refuse to sell to any person. If a purchaser's check is returned to the custodian as uncollectible, the purchase order is subject to cancellation and the purchaser will be responsible for any loss incurred by the Fund.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information. We may not be able to open an account or complete a transaction for you until we are able to verify your identity.

INITIAL  INVESTMENT  BY  MAIL

You may purchase shares of the Fund by mail, in at least the minimum amount, by submitting a check payable to the order of "PC&J Mutual Funds" (please indicate that you wish to invest in the PC&J Preservation Fund) and a completed and signed new account application, which accompanies this Prospectus, to PC&J Service Corp. at the following address:

          PC&J  Mutual  Funds
          c/o  PC&J  Service  Corp.
          120  West  Third  Street,  Suite  300
          Dayton,  Ohio  45402-1819

If the initial investment is made using a personal check, it must have the same address as the application.

INITIAL  INVESTMENT  BY  WIRE

You may purchase shares of the Fund by wire, in at least the minimum amount, by:

-     first  completing  and  signing  the  new  account  application;
- telephoning (888-223-0600) the information contained in the new account application to the Fund;
- mailing the completed and signed new account application to the PC&J Service Corp. at the address set forth in the preceding paragraph;
- instructing your bank to wire federal funds to the custodian. (Your bank may charge you a fee for sending such wire, and the Fund will charge you for wire or other electronic fees charged by the Fund's custodian.)

EFFECTIVE  DATE  OF  PURCHASE

Your initial purchase of the Fund's shares will be effective on the date that the Fund receives the properly completed new account application and either the accompanying check or confirmation from the custodian that the custodian has received the wire transfer. The Fund's transfer agent, PC&J Service Corp., will mail you a confirmation of your initial investment.

SUBSEQUENT  INVESTMENTS

You  may  purchase  additional  shares  of  the  Fund  by:
-     first  providing  the  Fund,  by  mail  or  by  telephone,  the  necessary information  concerning  the  name  of  your  account  and  its  number;
- subsequently making the necessary payment, either by check (to PC&J Service Corp.) or wire transfer (to the custodian).

Your purchase of additional shares of the Fund will be effective on the date that the check or wire transfer is received in proper form. PC&J Service Corp. will mail you a confirmation of each subsequent investment.

MARKET  TIMING

The Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements. Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Trustees has adopted a policy directing the Fund to reject any purchase order with respect to one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive. This policy generally applies to all Fund shareholders. While the Fund attempts to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers.

OTHER  PURCHASE  INFORMATION

The Fund may authorize certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on their behalf purchase and sell orders. If you purchase or sell shares through a broker-dealer or other financial institution, you may be charged a fee by that institution. The Fund is deemed to have received an order when the authorized person or designee receives the order, and the order is processed at the net asset value next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit properly completed orders promptly to the Fund's transfer agent.


HOW  TO  REDEEM  YOUR  INVESTMENT

You may sell shares of the Fund without charge (except for wire or other electronic fees charged by the Fund's custodian) at the net asset value next determined after the Fund receives your properly completed written request for redemption. The Fund will pay you for the shares you sell within 7 days of receiving your redemption request. However, the Fund will pay for redemptions of shares originally purchased by check only after the check has been collected, which normally occurs within fifteen days. The Fund further reserves the right to delay payment for the redemption of shares until such time as the Fund has received the properly completed new account application with respect to such shares.

You may sell shares of the Fund on each day that the Fund is open for business by sending a written redemption request to the Fund. The written request must be signed by each shareholder, including each joint owner, exactly as the name appears on the Fund's account records. The redemption request must state the number or dollar amount of shares to be redeemed and your account number. For the protection of shareholders, additional documentation may be required from individuals, corporations, partnerships, executors, trustees and other fiduciaries.

Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund reserves the right to redeem all shares of any account on sixty days' written notice if the net asset value of the account, due to a redemption, is less than $5,000 ($1,000 for tax deferred retirement plans), or such other minimum amount as the Fund may determine from time to time. A shareholder may increase the value of his/her shares to the minimum amount within the sixty-day period. All shares of the Fund are also subject to involuntary redemption if the board of trustees determines to liquidate the Fund. An involuntary redemption will create a capital gain or capital loss, which may have tax consequences about which you should consult your tax advisor.

The  Fund  may  suspend the right of redemption or may delay payment as follows:

- during any period the New York Stock Exchange is closed other than for customary weekend and holiday closings;
- when trading on the New York Stock Exchange is restricted, or an emergency exists (as determined by the rules and regulations of the Securities and Exchange Commission) so that disposal of the securities held in the Fund or determination of the net asset value of the Fund is not reasonably practicable;
- for such other periods as the Securities and Exchange Commission by order may permit for the protection of the Fund's shareholders.


DETERMINATION  OF  SHARE  PRICE

On each day that the Fund is open for business, the net asset value of the shares is determined as of 4:00 p.m. Eastern Time. The Fund is open for business on each day the New York Stock Exchange is open for business. The net asset value per share is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including estimated accrued expenses) by the total number of shares then outstanding.

The Fund's assets are generally valued at their market value based on market quotes and matrix pricing. If market prices are not available or, in the adviser's opinion, market prices do not reflect fair value, or if the adviser learns of an event that occurs after the close of trading (but prior to the time the net asset value is calculated) that materially affects fair value, the adviser will value the Fund's assets at their fair value according to policies approved by the Fund's Board of Trustees. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its net asset value, the adviser may need to price the security using the Fund's fair value pricing guidelines. Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the net asset value of long term investors. Fair valuation of a Fund's portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's net asset value by short term traders.

If any portion of the Fund's assets are invested in other mutual funds, that portion of the Fund's NAV is calculated based on the NAV of that mutual fund. The prospectus for the other mutual fund explains the circumstances and effects of fair value pricing for that fund.

The share price of the Fund will fluctuate with the value of its portfolio securities.

                                 PRIVACY POLICY

The following is a description of the Fund's policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

CATEGORIES OF INFORMATION THE FUND COLLECTS. The Fund collects the following nonpublic personal information about you:
- Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and
- Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

CATEGORIES OF INFORMATION THE FUND DISCLOSES. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund's custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

CONFIDENTIALITY AND SECURITY. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information. The Board of Trustees has instructed the Administrator to safeguard personal information and provide reasonably secure disposal methods.

FOR  MORE  INFORMATION

Shareholder  inquiries  regarding  the  Fund  can  be  made  to:

PC&J  Preservation  Fund
120  West  Third  St.
Suite  300
Dayton,  Ohio  45402

Telephone:  888-223-0600


Several additional sources of information are available to you. The Fund's STATEMENT OF ADDITIONAL INFORMATION (SAI), is incorporated into this prospectus by reference (i.e., is legally part of this prospectus). It contains detailed information on Fund policies and operations, including policies and procedures relating to the disclosure of portfolio holdings by the Fund's affiliates. Annual reports contain management's discussion of market conditions and investment strategies that significantly affected the Fund's performance results as of the Fund's latest annual fiscal year end.

Call the Fund at 888-223-0600 to request copies of the SAI and the Fund's annual and semi-annual reports, to request other information about the Fund and to make shareholder inquiries. Shareholders also may request such information by visiting www.pcjinvest.com.

You may review and copy information about the Fund (including SAI and other reports) at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies
                                                  ------------------
of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by
                                                       ------------------
writing  the  SEC's  Public  Reference  Section,  Washington,  D.C.  20549-0102.




                       STATEMENT OF ADDITIONAL INFORMATION
                                   May 1, 2007


                             PC&J PRESERVATION FUND

                                 A No-Load Fund

                               300 Old Post Office
                              120 West Third Street
                               Dayton, Ohio 45402
                                www.pcjinvest.com

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of the Fund dated May 1, 2007 (the
"Prospectus"). This Statement of Additional Information incorporates by reference the Trust's Annual Report to Shareholders for the fiscal year ended December 31, 2006. The Prospectus and Annual Report are available upon request and without charge by calling the Fund at 888-223-0600. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus.

                               TABLE OF CONTENTS
                                                 Page




INVESTMENT OBJECTIVE AND POLICIES                 2
-----------------------------------------------
Fundamental                                       2
-----------------------------------------------
Non-Fundamental                                   3
-----------------------------------------------
Investment Company Securities                     4
-----------------------------------------------
Diversification                                   5
-----------------------------------------------
ORGANIZATION AND OPERATION OF THE FUND            5
-----------------------------------------------
Principal Holders of Equity Securities            9
-----------------------------------------------
Investment Adviser                                9
-----------------------------------------------
Portfolio Manager                                 9
Manager and Transfer Agent                       10
-----------------------------------------------
Custodian                                        11
-----------------------------------------------
Independent Registered Public Accounting Firm    11
-----------------------------------------------
PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION  11
-----------------------------------------------
DETERMINATION OF SHARE PRICE                     12
DESCRIPTION OF SHARES AND TAXES                  13
-----------------------------------------------
PROXY VOTING POLICIES                            13
-----------------------------------------------
DISCLOSURE OF PORTFOLIO HOLDINGS                 14
-----------------------------------------------
FINANCIAL STATEMENTS                             15
-----------------------------------------------
FINANCIAL RATINGS                                15
-----------------------------------------------

INVESTMENT  OBJECTIVE  AND  POLICIES

FUNDAMENTAL

The investment limitations described below have been adopted by the Fund and are fundamental ("Fundamental"), i.e., they may not be changed without the
                               - -
affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this Statement of Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy, are considered non-fundamental ("Non-Fundamental").

     1.     Borrowing  Money.  The Fund will not borrow money, except (a) from a
            ----------------
bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

     2.     Senior Securities.  The Fund will not issue senior securities.  This
            -----------------
limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is (a) consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder, or interpretations of the Securities and Exchange Commission or its staff and (b) as described in the Prospectus and the Statement of Additional Information.

     3.     Underwriting.  The  Fund  will  not act as underwriter of securities
            ------------
issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

     4.     Real  Estate.  The Fund will not purchase or sell real estate.  This
            ------------
limitation is not applicable to investments in securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities, or investing in companies which are engaged in the real estate business or have a significant portion of their assets in real estate (including real estate investment trusts).

     5.     Commodities.  The  Fund will not purchase or sell commodities unless
            -----------
acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

     6.     Loans.  The Fund will not make loans to other persons, except (a) by
            -----
loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing non-publicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

     7.     Concentration.  The  Fund  will  not invest 25% or more of its total
            -------------
assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

     With respect to the percentages adopted by the Fund as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. It is the current position of the SEC staff that the provisions of this paragraph do not apply to a fund's borrowing policy (paragraph 1 above). As long as the SEC staff maintains that position, the Fund will not apply the provisions to its borrowing policy.

     Notwithstanding the concentration limitation in paragraph 7, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Fund, provided that if such merger, consolidation or acquisition results in any concentration prohibited by said paragraph 7, the Fund shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitation imposed by said paragraph 7 above as of the date of consummation.



NON-FUNDAMENTAL

The following limitations have been adopted by the Fund and are Non-Fundamental.

     1.     Pledging.  The Fund will not mortgage, pledge, hypothecate or in any
            --------
manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

     2.     Margin  Purchases.  The  Fund  will  not  purchase  securities  or
            -----------------
evidences of interest thereon on "margin." This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

     3.     Options.  The Fund will not purchase or sell puts, calls, options or
            -------
straddles except as described in the Prospectus and the Statement of Additional Information.

     4.     Short  Sales.  The  Fund  will  not effect short sales of securities
            ------------
unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short.

     5.     Illiquid Investments.  The Fund will not invest more than 15% of its
            --------------------
net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

     6.     Securities  Affiliated  with  Trustees.  The Fund will not invest in
            --------------------------------------
securities of a company that is affiliated with a Trustee by reason of employment or by representation of the Trustee on the company's Board of Directors.


INVESTMENT  COMPANY  SECURITIES
===============================

The Fund may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of the 1940 Act, and the Fund's investment objectives. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, the Fund's shareholders indirectly will bear the Fund's proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund's shareholders directly bear in connection with the Fund's own operations.

Under Section 12(d)(1) of the Investment Company Act of 1940, as amended, the Fund may invest only up to 5% of its total assets in the securities of any one investment company (ETF or other mutual funds), but may not own more than 3% of the outstanding voting stock of any one investment company (the "3% Limitation") or invest more than 10% of its total assets in the securities of other investment companies. However, Section 12(d)(1)(F) of the Investment Company Act of 1940, as amended, provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund is not subject to a sales load of more than 1 1/2%. An investment company that issues shares to the Fund pursuant to paragraph 12(d)(1)(F)is not required to redeem its shares in an amount exceeding 1% of such investment company's total outstanding shares in any period of less than thirty days. The Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund's shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security. Because other investment companies employ an investment adviser, such investments by the Fund may cause shareholders to bear duplicate fees.

In addition, the Fund is subject to the 3% Limitation unless (i) the ETF or the Fund has received an order for exemptive relief from the 3% limitation from the SEC that is applicable to the Fund; and (ii) the ETF and the Fund take appropriate steps to comply with any conditions in such order. In the alternative, the Fund may rely on Rule 12d1-3, which allows unaffiliated mutual funds to exceed the 5% Limitation and the 10% Limitation, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) does not exceed the limits on sales loads established by the NASD for funds of funds.


DIVERSIFICATION

As a diversified company, at least 75% of the Fund's total assets must be invested in (a) securities limited in respect of any one issuer to an amount not greater than 5% of the value of the total assets of the Fund and not greater than 10% of the outstanding voting securities of such issuer, (b) cash and cash items, (c) government securities, and (d) securities of other investment companies.

The Fund expects to keep the dollar-weighted average maturity of its portfolio securities to less than ten years, although some individual securities may have maturities greater than ten years. For example, if twenty-five percent of the value of the Fund's portfolio securities mature in one year, two years, three years and four years, respectively, the dollar-weighted average maturity of the portfolio would be two and one-half years. The Fund will keep the dollar-weighted average maturity relatively short when the Adviser expects interest rates to rise and relatively long when the Adviser expects interest rates to decline. Dollar-weighted average maturity for these purposes means the dollar-weighted average of the face maturities of the portfolio securities, which may differ from their dollar-weighted average life.

Commercial paper must either be rated A-1, A-1+ or A-2 by Standard & Poor's Corporation ("S&P"), or Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's"), or if unrated, it must be issued by companies which have a debt issue rated AAA, AA or A by SP, or Aaa, Aa, or A by Moody's.





ORGANIZATION AND OPERATION OF THE FUND

The Fund is a diversified, open-end management investment company organized as an Ohio business trust on January 2, 1985. The responsibility for management of the Fund is vested in its Board of Trustees which, among other things, is empowered by the Fund's Declaration of Trust to elect officers of the Fund and contract with and provide for the compensation of agents, consultants and other professionals to assist and advise in such management.

The following table provides information regarding each officer of the Fund and each Trustee who is an "interested person" of the Fund, as defined in the Investment Company Act of 1940.




                                                            NUMBER OF PORTFOLIOS
                           POSITION(S) HELD    LENGTH OF     IN FUND COMPLEX**
NAME, AGE AND ADDRESS         WITH FUND       TIME SERVED   OVERSEEN  BY TRUSTEE
-------------------------  ----------------  -------------  --------------------


                                             Treasurer and
Kathleen A. Carlson, CFA*                    Trustee since
300 Old Post Office        Treasurer, Chief  1985; Chief
120 West Third Street      Compliance        Compliance
Dayton, Ohio 45402         Officer and       Officer since
Year of Birth: 1955        Trustee                    2004                     2
-------------------------  ----------------  -------------  --------------------





PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS             OTHER DIRECTORSHIPS HELD BY TRUSTEE
----------------------------------------------------  -----------------------------------

President of Adviser and PC&J Service Corp. since 1998;
 Treasurer and Director since 1982; Chief Compliance
 Officer of Adviser since 2004.                       None
----------------------------------------------------  -----------------------------------





                                                         NUMBER OF PORTFOLIOS
                        POSITION(S) HELD    LENGTH OF     IN FUND COMPLEX**
NAME, AGE AND ADDRESS      WITH FUND       TIME SERVED   OVERSEEN  BY TRUSTEE
----------------------  ----------------  -------------  --------------------

James M. Johnson, CFA*                    Secretary and
300 Old Post Office                       Trustee since
120 West Third Street   President,        1985;
Dayton, Ohio 45402      Secretary and     President
Year of Birth: 1952     Trustee           since 2005                        2
----------------------  ----------------  -------------  --------------------





PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS                  OTHER DIRECTORSHIPS HELD BY TRUSTEE
---------------------------------------------------------  -----------------------------------

Secretary and Director of Adviser and PC&J Service Corp.
since 1982; Chief Investment Officer of Adviser since
1982.                                                       None
---------------------------------------------------------  -----------------------------------

The following table provides information regarding each Trustee who is not an "interested person" of the Fund, as defined in the Investment Company Act of 1940.



                                                                          NUMBER OF PORTFOLIOS
                                   POSITION(S) IN         LENGTH OF        IN FUND COMPLEX**
NAME, AGE AND ADDRESS              FUND COMPLEX**        TIME SERVED      OVERSEEN  BY TRUSTEE
------------------------------  --------------------  ------------------  --------------------

Robert S. Neff
300 Old Post Office
120 West Third Street
Dayton, Ohio  45402                          Trustee since
Year of Birth: 1931      Trustee                      2003                     2
-----------------------  --------------------  -----------  --------------------

PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS                 OTHER DIRECTORSHIPS HELD BY TRUSTEE
--------------------------------------------------------  -----------------------------------
Retired from Neff Packaging Solutions Inc. (paper container
manufacturer).  Joined firm in 1959; from June 1980 to
June 2001, Chairman and CEO of Neff Packaging; from June
2001 to May 2005, Consultant to Neff Packaging.           None

--------------------------------------------------------  -----------------------------------

                                                          NUMBER OF PORTFOLIOS
                          POSITION(S) IN      LENGTH OF    IN FUND COMPLEX**
NAME, AGE AND ADDRESS     FUND COMPLEX**     TIME SERVED  OVERSEEN  BY TRUSTEE
---------------------  --------------------  -----------  --------------------

Laura B. Pannier
300 Old Post Office
120 West Third Street
Dayton, Ohio 45402                         Trustee since
Year of Birth: 1954    Trustee                      2003                     2
---------------------  --------------------  -----------  --------------------

PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS           OTHER DIRECTORSHIPS HELD BY TRUSTEE
--------------------------------------------------  -----------------------------------
Not presently employed; from May 1988 to May 1997,
partner with Deloitte & Touche LLP                 None
--------------------------------------------------  -----------------------------------


* Ms. Carlson and Mr. Johnson are "interested persons" of the Fund because they are officers of the Fund and officers and shareholders of the Adviser, and own in the aggregate a controlling interest in the Adviser and PC&J Service Corp., the Fund's transfer agent.
**The term "Fund Complex" refers to the PC&J Performance Fund and the PC&J Preservation Fund.
Each  Trustee  serves  until  such Trustee dies, resigns, retires or is removed.
Each officer serves a one-year term, voted annually at the November board meeting, for the year following. None of the Trustees holds any other directorships with companies registered under either the Securities and Exchange Act or the Investment Company Act.

The equity securities beneficially owned by each of the Trustees of the Fund at December 31, 2006 is set forth in the following table:




                                          Aggregate Dollar Range
                      Dollar Range of    of Equity Securities in
                     Equity Securities    the Fund and the PC&J
Name                    in the Fund          Performance Fund
Kathleen A. Carlson  $10,001 to $50,000  Over $100,000
James M. Johnson     $10,001 to $50,000  Over $100,000
Robert S. Neff       None                None
Laura B. Pannier     None                $50,001 to $100,000

As of February 15, 2007, all Trustees and officers of the Fund as a group owned 0.79% of the outstanding shares of the Fund.

The Fund's Trustees have appointed an Audit Committee, composed of Robert Neff and Laura Pannier, to review the financial reporting process, the system of internal control, the audit process, and the Fund's process for monitoring compliance with investment restrictions and applicable laws and regulations. The Committee met two times during the year ended December 31, 2006, in February and in November.

The compensation paid to the Trustees of the Fund for the year ended December 31, 2006, is set forth in the following table:




                                    Pension or
                                    Retirement    Estimated
                                    Accrued As     Annual         Total
                       Aggregate      Part of     Benefits    Compensation
                     Compensation      Fund         Upon        From Fund
Name                   From Fund     Expenses    Retirement      Complex
Kathleen A. Carlson  $           0  $         0  $         0  $           0
James M. Johnson     $           0  $         0  $         0  $           0
Robert S. Neff       $       2,000  $         0  $         0  $       4,000
Laura B. Pannier     $       2,000  $         0  $         0  $       4,000


The Fund and the PC&J Performance Fund are the two investment companies in the PC&J Mutual Funds complex. They have identical Boards of Trustees, and Board and committee meetings of both Funds are held at the same time. Although the fees paid to Trustees are expenses of the Funds, PC&J Service Corp. makes the actual payment pursuant to its management agreements with the Funds, which obligate PC&J Service Corp. to pay all of the operating expenses of the Funds (with limited exceptions). See "Manager and Transfer Agent."



PRINCIPAL HOLDERS OF EQUITY SECURITIES

The following table sets forth each person or group known to the Fund to be the record and beneficial owner of five percent (5%) or more of the Fund's shares as of February 15, 2007:


Title  of          Name  and  Address  of                    Percent  of
 Class          Record  and  Beneficial  Owner               Ownership
------          ------------------------------               ---------

Shares  of          Southern  Ohio  Pizza,  Inc.               6.19%
Beneficial          Profit  Sharing  Plan
Interest            8401  Claude  Thomas  Road,  STE  55
                    Franklin,  Ohio  45005





INVESTMENT ADVISERER

For the Fund's fiscal years ended December 31, 2004, 2005 and 2006 the Adviser was paid $87,724, $84,416, and $69,432 respectively, under the Investment Advisory Agreement.



Mr. Johnson and Ms. Carlson may be deemed to control the Adviser and are affiliated persons of the Fund.

PORTFOLIO MANAGER

Kathleen Carlson is the portfolio manager responsible for the day-to-day management of the Fund. As of December 31, 2006, the Portfolio Manager was responsible for the management of the following types of accounts, in addition to the Fund:





                                            Number of    Total Assets
                                           Accounts by    by Account
                                           Type Subject  Type Subject
               Number of    Total Assets       to a          to a
Account Type  Accounts by    By Account    Performance   Performance
              Account Type  Type           Fee           Fee
              ------------  -------------  ------------  ------------
Registered
Investment
Companies     None          N/A            None          None
------------  ------------  -------------  ------------  ------------
Other Pooled
Investment
Vehicles      None          N/A            N/A           N/A
------------  ------------  -------------  ------------  ------------
Other
Accounts                69  $  55,000,000  None          None
------------  ------------  -------------  ------------  ------------




The Adviser is not aware of any material conflicts that may arise in connection with the Portfolio Manager's management of the Fund's investments and the investments of the other accounts. The Fund is used as an investment vehicle for the Portfolio Manager's other accounts, not as a stand-alone product. The Fund was created in order to efficiently manage the assets of the Adviser's smaller account relationships and Fund shareholders receive many of the same advice and planning services at no additional cost, as do the Adviser's non-Fund clients.

The Portfolio Manager is compensated by the Adviser for her services. The Portfolio Manager's compensation consists of a fixed salary, plus a percentage of revenues generated by her managed accounts, plus a percentage of total revenues generated by all managed accounts for her role as managing director.

The following table shows the dollar range of equity securities beneficially owned by the Portfolio Manager in the Fund as of December 31, 2006.





Name of Portfolio  Dollar Range of Equity
Manager            Securities in the Fund

Kathleen Carlson   $        10,001-$50,000
-----------------  -----------------------




MANAGER AND TRANSFER AGENT

The Fund has entered into a Management and Transfer Agent Agreement ("Management Agreement") with PC&J Service Corp., 300 Old Post Office, 120 West Third Street, Dayton, Ohio, ("Service Corp."). Service Corp is an affiliate of the Adviser.
Service Corp. has agreed to manage the Fund's business affairs, exclusive of investment advice provided by the Adviser, and to serve as its transfer and dividend disbursing agent. Service Corp. pays all expenses of the Fund (excluding interest, taxes, brokerage and extraordinary expenses, acquired fund fees and expenses, and fees payable under the Investment Advisory Agreement and Management Agreement, all of which are payable by the Fund).

These expenses include, but are not limited to, costs of furnishing documents to shareholders and regulatory agencies, registration and filing fees, legal, auditing, and custodian fees. Service Corp. pays the expenses of shareholders' and Trustees' meetings and any fees paid to Trustees who are not interested persons of the Adviser. Service Corp. was organized in October 1983, and its officers and directors are identical to those of Adviser.

As compensation for the overall management, transfer and dividend disbursing agent services and payment of the foregoing expenses, the Fund will pay Service Corp. a monthly fee, accrued daily, based on an annual rate of 0.6% of the average daily net assets of the Fund. This rate was effective October 2004.

For the fiscal year ended December 31, 2004, Service Corp. was paid an annual rate of 0.52%, reflecting the October 2004 rate increase. The amounts paid for 2004, 2005 and 2006 were $91,895, $101,299 and $83,319 respectively, under the
Management  Agreement.




CUSTODIAN

The  Fund  has  appointed  U.S.  Bank,  N.A.,  (formerly  Firstar  Bank,  N.A.),
("Custodian"), 425 Walnut Street, Cincinnati, Ohio 45202, as the Fund's custodian. The Custodian will receive and credit to the account of the Fund all checks payable to the Fund and all wire transfers to the Fund. The Custodian will hold all portfolio securities and other assets owned by the Fund. Compensation for such services will be paid by Service Corp.




INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Fund has selected the firm of Deloitte & Touche LLP as the independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2007. The Independent Registered Public Accounting Firm's principal business address is: 250 East Fifth Street, STE 1900, Cincinnati, Ohio 45202.

It is expected that such independent registered public accounting firm will audit the annual financial statements of the Fund and advise the Fund as to accounting matters.



PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

Subject to the policies established by the Board of Trustees of the Fund, the Adviser is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In executing such transactions, the Adviser seeks to obtain the best net results for the Fund taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulties of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Adviser generally seeks reasonably competitive commission rates, for the reasons stated in the prior sentence, the Fund will not necessarily be paying the lowest commission or spread available.

The Adviser may consider the provision of research, statistical and other information to the Fund or to the Adviser. Such research services include supplemental research, securities and economic analyses, and statistical services and information with respect to the availability of securities or purchaser or seller of securities. Such research services may also be useful to the Adviser in connection with its services to other clients. Similarly, research services provided by brokers serving such other clients may be useful to the Adviser in connection with its services to the Fund. Although this information is useful to the Fund and the Adviser, it is not possible to place a dollar value on it. It is the opinion of the Board of Trustees and the Adviser that the review and study of this information will not reduce the overall cost to the Adviser of performing its duties to the Fund under the Investment Advisory Agreement. The Fund is not authorized to pay brokerage commissions which are in excess of those which another qualified broker would charge solely by reason of brokerage, research or occasional sales services provided. Due to research services provided by brokers, the Fund directed to brokers $1,988,060 in trades (on which commissions were $0) during the fiscal year ended December 31, 2006.

For the Fund's fiscal years ended December 31, 2004, 2005 and 2006 the Fund paid no brokerage commissions. Each of the brokers provided either research, statistical or other information to the Fund or the Adviser.

To the extent that the Fund and other clients of the Adviser seek to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Fund. In the event that more than one client purchases or sells the same security on a given date, the purchases and sales will be allocated by the Adviser in a manner that is fair and equitable to all parties involved.

The Trust and the Adviser have each adopted a Code of Ethics (the"Code") under Rule 17j-1 of the Investment Company Act of 1940. The personnel subject to the Code are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Code from the Securities and Exchange Commission.



DETERMINATION  OF  SHARE  PRICE

The price (net asset value) of the shares of the Fund is determined as of4:00 p.m. Eastern Time on each day the New York Stock Exchange is open for business. For a description of the methods used to determine the net asset value (share price), see "Determination of Share Price" in the Prospectus.

Fixed income securities are generally valued by using market quotations, or a matrix methodology (including prices furnished by a pricing service) when the Adviser believes such prices accurately reflect the fair market value of such securities. The matrix pricing methodology utilizes yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides through the due diligence process that the market quotation does not accurately reflect current value or that prices cannot be readily estimated using the matrix methodology, or when restricted or illiquid securities are being valued, or when unique investment structures have no widely adopted benchmarks, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.



DESCRIPTION OF SHARES AND TAXES

Shareholders have equal voting rights on all matters submitted for shareholder vote. The Declaration of Trust limits the matters requiring a shareholder vote to the election or removal of Trustees, approval of certain contracts of the Fund such as the Investment Advisory Agreement with the Adviser, approval of the termination or reorganization of the Fund and certain other matters described in such Declaration.

Shareholders have neither any preemptive rights to subscribe for additional shares nor any cumulative voting rights. In the event of a liquidation, shareholders of the Fund are entitled to receive the excess of the assets of the Fund over the liabilities of the Fund in proportion to the shares of the Fund held by them.

The Fund has qualified and intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any net realized capital gains.


PROXY VOTING POLICIES

The Board of Trustees of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by the Fund to the Fund's Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures. In some instances, the Adviser may be asked to cast a proxy vote that presents a conflict between the interests of the Fund's shareholders, and those of the Adviser or an affiliated person of the Adviser. In such a case, the Trust's policy requires that the Adviser abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board of Trustees to make a voting decision. When the Board of Trustees of the Trust is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund's vote will be cast.
The Adviser's proxy voting policies and procedures are attached as Appendix A to this Statement of Additional Information. Upon request shareholders may obtain without charge information regarding the proxy votes cast by the Fund during the most recent year ended June 30 by (1) calling toll free at (888) 223-0600 or (2) from the Fund's documents filed with the Securities and Exchange Commission ("SEC")on the SEC's website at www.sec.gov.


DISCLOSURE OF PORTFOLIO HOLDINGS
The Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the Securities and Exchange Commission (the "SEC") on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. The Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters. The Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge. This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).

The Fund does not selectively disclose its portfolio holdings to any person. The Adviser posts the schedule of Fund holdings as of the latest month end on its public website approximately ten days after month end.The Fund releases portfolio holdings to third party servicing agents on a daily basis in order for those parties to perform their duties on behalf of the Fund. These third party servicing agents include the Adviser, Service Corp. and the Custodian. The Fund's independent registered public accounting firm, Deloitte & Touche LLP, and its attorney, Thompson Hine LLP, have access to portfolio holdings on an as-needed basis. In addition, the Fund's website service provider, Design Chemistry, and its information technology consultant, TechEase Solutions, have unrestricted access to the Fund's portfolio holdings. This information is disclosed to third parties under conditions of confidentiality. "Conditions of confidentiality" include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential.

     Except as described above, the Fund is prohibited from entering into any arrangements with any person to make available information about the Fund's portfolio holdings without the specific approval of the Board. The Adviser must submit any proposed arrangement pursuant to which the Adviser intends to disclose the Fund's portfolio holdings to the Board, which will review such arrangement to determine whether the arrangement is in the best interests of Fund shareholders. Additionally, the Adviser, and any affiliated persons of the Adviser,are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund's portfolio holdings. The Fund's CCO reports quarterly to the Board any violations of these policies or any known conflicts of interest related to the disclosure of portfolio holdings. The Fund has not implemented specific trading prohibitions, procedures to monitor the use of this information by third parties, or specific procedures addressing conflicts related to access to portfolio holdings. However, the Fund believes, based upon its size and history, that these are reasonable procedures to protect the confidentiality of the Fund's portfolio holdings and will provide sufficient protection against personal trading based on the information.

FINANCIAL STATEMENTS

The financial statements and the report of independent registered public accounting firm required to be included in this Statement of Additional Information are incorporated herein by reference to the Trust's Annual Report to Shareholders for the fiscal year ended December 31, 2006.


FINANCIAL RATINGS

Description of Standard & Poor's Corporation's ("S&P") commercial paper and corporate bond ratings:

     Commercial  Paper  Ratings

A-1  --          Commercial  paper rated A-1 by S&P indicates that the degree of safety  regarding  timely  payment  is  either  overwhelming  or  very  strong.

A-1+  --          Those  issues  determined  to  possess  overwhelming  safety characteristics  are  denoted  A-1+.

A-2  --          Commercial  paper  rated A-2 by S&P indicates that capacity for timely payment on issues is strong. However, the relative degree of safety is not as high as for issues designated A-1.

     Debt  Ratings

AAA  --          This is the highest rating assigned by S&P to a debt obligation and  indicates  an  extremely  strong  capacity  to  pay principal and interest.

AA  --          Bonds  rated  AA  also qualify as high-quality debt obligations.
Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in a small degree.

A  --          Bonds  rated  A  have  a  strong  capacity  to  pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB  --          Debt rate BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Description of Moody's Investors Service, Inc.'s ("Moody's) commercial paper and corporate bond ratings:

     Commercial  Paper  Ratings

Prime-1  -          Issuers  rated  Prime-1 (or related supporting institutions)
are considered to have a superior capacity for repayment of short-term promissory obligations.

Prime-2  -          Issuers  rated  Prime-2 (or related supporting institutions)
have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of Prime-1 rated issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variations. Capitalization characteristics, while still appropriate, may be affected by external conditions. Ample alternative liquidity is maintained.

     Debt  Ratings

Aaa  --          Bonds which are rated Aaa are judged to be of the best quality.
They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa  --          Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A  --          Bonds  which  are  rated  A  possess  many  favorable  investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa  --          Bonds  which  are  rated  Baa  are  considered  as medium-grade obligations  (i.e.,  they  are  neither  highly  protected  nor poorly secured).
              - -
Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                                                                      APPENDIX A


                             PROXY VOTING GUIDELINES

On January 31, 2003, the SEC adopted a new rule that details an investment adviser's fiduciary obligation to clients who have given the adviser authority to vote their proxies (Investment Adviser Act of 1940--Rule 206(4)-6). On the same day, the SEC also adopted rule and form amendments that require investment companies to disclose how they vote proxies relating to fund portfolio securities. The following is the voting policy adopted by Parker Carlson & Johnson as adviser and by PC&J Mutual Funds.

Parker Carlson & Johnson, Inc. manages assets allocated to equities with one overriding goal: to provide capital appreciation to the shareholders of our mutual fund and to our individual account clients. Inherent in achieving this goal is to buy equity securities of well-managed companies. These are companies that employ managers that have a demonstrated track record of aligning the interests of management with the interests of shareholders. For a company that demonstrates that it acts in the best interests of its shareholders, it becomes difficult for us to believe that we, as investment managers, know more about the company's business than the company's top management. Based upon that criterion, for all proxy issues, we will vote shares in our equity portfolios to follow management recommendations.

For each company in our portfolio, should we perceive that management is not acting in the best interest of shareholders, we would be inclined to sell the shares of that company. Included in that perception would be a management recommendation to vote for a proxy issue that we felt would materially harm the shareholders of the company. In trying to achieve capital appreciation in our equity assets, it would be hard for us to conceive of an instance whereby we would continue to own shares in a company where we believed that management recommendations on proxy issues would have a materially negative impact on the shareholders of the company. Therefore, we would simply sell those shares in our portfolios.

Notwithstanding the forgoing, the following policies will apply to investment company shares owned by a Fund. Under Section 12(d)(1) of the Investment Company Act of 1940, as amended, (the "1940 Act"), the Fund may only invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the outstanding voting stock of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1 % percent. Because the Funds may rely on
Section 12(d)(1)(F), each Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund's shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.